                                                                    Exhibit 24.5

                               POWER OF ATTORNEY
                        FOR EXECUTING FORMS 3, 4 AND 5,
                       FORM 144 AND SCHEDULE 13D AND 13G

The undersigned  hereby constitutes  and appoints  each of  the Chief  Financial
Officer, Corporate Counsel and  Secretary and Controller of  Midstates Petroleum
Company,  Inc.  (the  "Company"),  with  full  power  of  substitution,  as  the undersigned's true and lawful attorneys-in-fact to:

     (1) Execute for  and on behalf  of the undersigned  (a) any Form  3, Form 4 and Form 5 (including amendments thereto)  in accordance with Section 16(a)
     of the Securities  Exchange Act of  1934, as amended  (the "Exchange Act"),
     (b)  Form   144 and   (c)   Schedule  13D   and  Schedule  13G   (including
     amendments  thereto) in  accordance with Sections  13(d) and 13(g)   of the
     Exchange Act, but only  to the extent each form or schedule relates to  the undersigned's beneficial  ownership of securities of the Company or any  of its subsidiaries;

     (2) Do and perform any  and all acts for and  on behalf of the  undersigned that may be  necessary or desirable  to complete  and  execute any Form  3,
     Form 4,   Form 5,  Form 144,  Schedule Act  13D or  Schedule 13G (including
     amendments  thereto)  and timely  file  the forms  or   schedules with  the
     Securities and  Exchange  Commission and any  stock exchange or   quotation
     system, self-regulatory association or   any other authority,  and  provide
     a copy  as required  by law   or advisable to such persons as  the attorney
     -in-fact deems appropriate; and

     (3) Take any   other action  in  connection  with the   foregoing that,  in
     the opinion of   the attorney-in-fact,   may be   of benefit   to, in   the
     best  interest of   or legally  required  of  the  undersigned,  it  being
     understood  that  the    documents executed   by  the   attorney-in-fact on
     behalf of  the undersigned pursuant  to this Power  of  Attorney  shall  be
     in  the   form  and  shall  contain   the  terms  and  conditions  as   the
     attorney-in-fact may  approve  in  the  attorney-in-fact's discretion.

The undersigned hereby grants to the attorneys-in-fact full power and  authority to do and perform all and every act requisite, necessary or proper to be done in the exercise of  any of the  rights and powers  herein granted, as  fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution  or revocation, hereby ratifying and  confirming all that the attorneys-in-fact shall lawfully  do or cause to be done  by virtue of  this  Power of  Attorney  and the  rights  and powers  granted  herein.  The undersigned acknowledges that the attorneys-in-fact, in serving in such capacity at  the  request  of the  undersigned,  are  not assuming  (nor  is  the Company assuming) any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

The  undersigned  agrees  that  the  attorneys-in-fact  may  rely  entirely   on
information  furnished  orally or  in  writing by  or  at the  direction  of the undersigned to the attorneys-in-fact.  The undersigned also agrees to  indemnify and hold  harmless the  Company. and  the attorneys-in-fact  against any losses, claims, damages or liabilities (or actions in these respects) that arise out  of or are based upon any untrue  statements or omissions of necessary facts  in the information provided by or at the direction of the undersigned, or upon the lack of timeliness  in the  delivery of  information by  or at  the direction  of the undersigned, to the attorneys-in fact for purposes of executing,  acknowledging, delivering  or filing  a Form  3, Form  4, Form  5, Form  144, Schedule  13D or
Schedule 13G (including amendments thereto) and agrees to reimburse the  Company and the attorneys-in-fact on demand  for any legal or other  expenses reasonably incurred in connection  with investigating or  defending against any  such loss, claim, damage, liability or action.

This  Power  of  Attorney  shall  remain in  full  force  and  effect  until the undersigned is  no longer  required to  file Form  3, Form  4, Form 5, Form 144,
Schedule 13D and Schedule 13G (including amendments thereto) with respect to the undersigned's holdings of and transactions in securities issued by the  Company, unless earlier revoked by the undersigned  in a signed writing delivered to  the attorneys-in-fact.  This Power  of Attorney does  not revoke any  other power of attorney that the undersigned has previously granted.

IN WITNESS  WHEREOF, the  undersigned has  caused this  Power of  Attorney to be executed as of the date written below.

William E. Macaulay

/s/ William E. Macaulay
---------------------------------
Date:   March 14, 2012